SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2006

(null)

                                  (Depositor)

   (Issuer in respect of First Horizon Alternative Mortgage Securities Trust,

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2006


(null)


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated April 25, 2006


                             Payment Date: 04/25/06


          ------------------------------------------------------------
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        16,502,891.76    5.582756%       498,424.12     76,776.35      575,200.47       0.00       0.00
Residual                1AR                 0.00    5.582756%             0.00          0.61            0.61       0.00       0.00
                        2A1       200,196,002.88    5.668114%     5,565,605.16    945,611.53    6,511,216.70       0.00       0.00
                        3A1       231,310,727.47    5.666575%     6,153,794.69  1,092,283.08    7,246,077.77       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1         12,826,321.14    5.663410%         1,785.78     60,533.93       62,319.70       0.00       0.00
                        B2          6,282,769.13    5.663410%           874.73     29,651.58       30,526.31       0.00       0.00
                        B3          4,972,859.73    5.663410%           692.36     23,469.45       24,161.81       0.00       0.00
                        B4          3,141,384.57    5.663410%           437.37     14,825.79       15,263.16       0.00       0.00
                        B5          2,617,820.47    5.663410%           364.47     12,354.82       12,719.30       0.00       0.00
                        B6          2,094,390.83    5.663410%           291.60      9,884.49       10,176.09       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        479,945,167.98     -           12,222,270.28  2,265,391.64   14,487,661.92     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        16,004,467.64              0.00
Residual                        1AR                 0.00              0.00
                                2A1       194,630,397.71              0.00
                                3A1       225,156,932.78              0.00
--------------------------------------------------------------------------------
Subordinate                     B1         12,824,535.36              0.00
                                B2          6,281,894.40              0.00
                                B3          4,972,167.37              0.00
                                B4          3,140,947.20              0.00
                                B5          2,617,456.00              0.00
                                B6          2,094,099.23              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        467,722,897.70     -
--------------------------------------------------------------------------------

                             Payment Date: 04/25/06


          ------------------------------------------------------------
(null)
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    16,502,891.76     5.582756% 32051GXC4    22.150214      3.411979    711.246451
Residual                   1AR             0.00     5.582756% 32051GXD2     0.000000      6.102118      0.000000
                           2A1   200,196,002.88     5.668114% 32051GXE0    26.003855      4.418126    909.360359
                           3A1   231,310,727.47     5.666575% 32051GXF7    24.088319      4.275616    881.350826
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1     12,826,321.14     5.663410% 32051GXG5     0.139112      4.715582    999.029007
                           B2      6,282,769.13     5.663410% 32051GXH3     0.139112      4.715582    999.029007
                           B3      4,972,859.73     5.663410% 32051GXJ9     0.139112      4.715582    999.029008
                           B4      3,141,384.57     5.663410% 32051GYC3     0.139112      4.715582    999.029009
                           B5      2,617,820.47     5.663410% 32051GYD1     0.139112      4.715582    999.029006
                           B6      2,094,390.83     5.663410% 32051GYE9     0.139112      4.715582    999.029005
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     479,945,167.98       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
   First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        17,465,408.21   208,518,923.28   241,738,566.22
Loan count                     74             1170              755
Avg loan rate           5.957756%        6.043114%        6.041575%
Prepay amount          495,298.09     5,534,748.98     6,125,500.25

                          Total
                          -----
Prin balance       467,722,897.71
Loan count                   1999
Avg loan rate                6.04
Prepay amount       12,155,547.32

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         5,553.90        61,860.88        73,810.51
Sub servicer fees            0.00             0.00             0.00
Trustee fees                59.88           713.62           826.31


Agg advances                  N/A              N/A              N/A
Adv this period              0.00         7,365.43        15,414.53

                          Total
                          -----
Master serv fees       141,225.29
Sub servicer fees            0.00
Trustee fees             1,599.82


Agg advances                  N/A
Adv this period         22,779.96

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                  479,294.10     4,558,671.29     5,441,279.30
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud               10,479,244.69
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.346866%           100.000000%            448,009,622.11
   -----------------------------------------------------------------------------
   Junior            6.653134%             0.000000%             31,931,099.56
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                   922,834.75
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             3                   878,731.61

Totals:                                 7                 1,801,566.36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           14,487,661.92         14,487,661.92
Principal remittance amount           12,222,270.28         12,222,270.28
Interest remittance amount             2,265,391.64          2,265,391.64